SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):  August 25, 2015
First Connecticut Bancorp, Inc.
 (Exact name of registrant as specified in its charter)

Maryland	333-171913	45-1496206
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Farm Glen Boulevard, Farmington, Connecticut 06032
(860) 676-4600
(Address and Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 8.01	Other Events
Item 9.01	Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1	Press Release
EX-99.2	Press Release

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 25, 2015, the First Connecticut Bancorp, Inc., (the "Company) Board of Directors elected John A. Green to serve as director of the Company and subsidiary Farmington Bank (the "Bank") bringing the number of Company and Bank Directors to eight.

Mr. Green graduated from Boston College in 1978 and from the Gemological Institute of America (GIA) in 1979.  He earned the titles of Registered Jeweler (RJ) and Certified Gemologist Appraiser (CGA) with the American Gem Society (AGS) in 1981.  In 1992 Green was elected President and Chief Executive Officer of Lux Bond & Green.  Mr. Green has served on many non-profit organizations and leadership positions within the Hartford community

There are no arrangements or understandings between Mr. Green and the Company or any other person, pursuant to which he was selected as a Director. Mr. Green is not a party to any related party transactions with the Company or the Bank that would be required to be disclosed under Regulation S-K, Item 404(a). There are no material plans, contracts or arrangements (whether or not written) to which Mr. Green is a party or in which he participates that were entered into, or material amendment made in connection with his election, nor were there any grants or awards to him or modifications thereto, under any such plans, contracts or arrangements in connection with his election.

Mr. Green has been named to the following Committees of the Company's Board of Directors:  Loan Committee and Compensation Committee.

A copy of the Press Release is included as Exhibit 99.1 to this current Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events

First Connecticut Bancorp, Inc., parent company of Farmington Bank, announced today that its Board of Directors has voted to pay a dividend in the amount of $0.06 per share on September 14, 2015 to all shareholders of record as of September 4, 2015.

A copy of the Press Release is included as Exhibit 99.2 to this current Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated August 25, 2015
99.2	Press Release dated August 25, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CONNECTICUT BANCORP, INC.
Registrant

August 25, 2015	By: /s/ John J. Patrick, Jr.
John J. Patrick, Jr.
Chairman, President and
and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated August 25, 2015
99.2	Press Release dated August 25, 2015